UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 8, 2025

FERGUSON ENTERPRISES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42200	38-4304133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

751 Lakefront Commons Newport News, Virginia	23606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +1-757-874-7795
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2025, Ferguson Enterprises Inc. (the “Company”) announced that, effective February 1, 2025, the title of Bill Thees, age 58, will change from “Senior Vice President” to “Chief Operating Officer” to reflect an expansion of his oversight responsibilities over the coming months to include the Company’s supply chain and facilities functions.

Information regarding Mr. Thees’ background is included in the section titled “Information about our Executive Officers” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2024, filed with the Securities and Exchange Commission on September 25, 2024, and is incorporated herein by reference.

Mr. Thees’ current employment agreement will be amended on February 1, 2025 to reflect his new title, but no other changes are contemplated. The executed amendment to his employment agreement will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending January 31, 2025.

While no changes to Mr. Thees’ compensation have been approved yet by the Compensation Committee of the Board of Directors of the Company, it is anticipated that an immaterial adjustment to his base salary will be made in the near-term to reflect these increased oversight responsibilities.

There are no familial relationships or transactions involving Mr. Thees and the Company that would require disclosure under Item 401(d) or Item 404 of Regulation S-K. There are no arrangements or understandings between Mr. Thees and any other person pursuant to which he was selected for this office.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson Enterprises Inc.
Date:	January 10, 2025	By:	/s/ Ian Graham
		Name:	Ian Graham
		Title:	Chief Legal Officer & Corporate Secretary